UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39336	85-3204328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101, Mountain View, CA 94043

(Address of principal executive offices, including ZIP code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 7, 2024, Aditxt, Inc. (the “Company”) filed with the Secretary of State of Delaware an amendment to the Company’s Certificate of Incorporation, (the “Charter Amendment”) to increase the number of authorized common stock from 100,000,000 shares to 1,000,000,000 shares. The Charter Amendment was approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders held on August 6, 2024, the results of which are reported below in Item 5.07 of this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 7, 2024, Aditxt, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) for the purpose of holding a stockholder vote on the proposals set forth below. An aggregate of 964,801 shares of the Company’s Common Stock or 48.39% and the holders of 4,186 shares of the Company’s Series D-1 Preferred Stock, representing 418,600,000 votes or 100% of the voting authority, constituting a quorum, were represented virtually, in person, or by valid proxies at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) re-elected each of Amro Albanna, Shahrokh Shabahang, Brian Brady, Charles Nelson, and Jeffrey Runge as directors of the Company to serve for a term expiring at the Company’s 2025 annual meeting of stockholders; (ii) ratified the appointment of dbbmckennon LLC (“dbbmckennon”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved, for purposes of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series B-1 Convertible Preferred Stock originally issued by the Company in January 2024; (iv) approved, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series B-2 Convertible Preferred Stock originally issued by the Company in January 2024; (v) approved, for purposes of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying  the Company’s equity line of credit pursuant to the Company’s Common Stock Purchase Agreement with an equity line investor pursuant to which such investor has agreed to purchase from the Company from time to time shares of common stock having a total maximum aggregate purchase price of $150 million  ; (vi) approved an increase to the number of authorized shares of common stock of the Company from 100,000,000 shares to 1,000,000,000 shares; (vii) granted discretionary authority to the Company’s board of directors to (a) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred (1:200) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (b) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders; (viii) approved an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable thereunder to 500,000 shares from 37,500 shares; and (ix) authorized the Company to adjourn the Annual Meeting if necessary or appropriate.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 5, 2024, as amended, are as follows:

Proposal 1. At the Annual Meeting, the stockholders approved the election of five (5) members to our board of directors to serve until the Company’s 2025 annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors were as follows:

Directors	For	Withhold	Broker Non-Votes
Amro Albanna	330,902	199,299	434,600
Shahrokh Shabahang D.D.S., MS, Ph.D.	328,887	201,314	434,600
Brian Brady	332,316	197,855	434,600
Charles Nelson	332,699	197,502	434,600
Jeffrey Runge, M.D.	328,594	210,607	434,600

Proposal 2. At the Annual Meeting, the stockholders approved the ratification of the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The result of the votes to approve the ratification of the appointment of dbbmckennon were as follows:

For	Against	Abstain
717,353	55,788	191,660

Proposal 3. At the Annual Meeting, the proposal to approve, for purposes of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series B-1 Convertible Preferred Stock originally issued by the Company in January 2024. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
489,857	33,564	6,780	434,600

Proposal 4. At the Annual Meeting, the proposal to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying shares of Series B-2 Convertible Preferred Stock originally issued by the Company in January 2024 . The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
487,774	36,347	6,080	434,600

Proposal 5. At the Annual Meeting, the proposal to approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying  the Company’s equity line of credit pursuant to the Company’s Common Stock Purchase Agreement with an equity line investor pursuant to which such investor has agreed to purchase from the Company from time to time shares of common stock having a total maximum aggregate purchase price of $150 million . The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
321,854	37,431	170,916	434,600

Proposal 6. At the Annual Meeting, the proposal to approve an increase to the number of authorized shares of common stock of the Company from 100,000,000 shares to 1,000,000,000 shares. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
308,220,013	111,313,776	31,011	0

Proposal 7. At the Annual Meeting, the proposal to grant discretionary authority to the Company’s board of directors to (a) amend the Company’s certificate of incorporation to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1:5) to a maximum of a one-for-two hundred (1:200) split, with the exact ratio to be determined by the Company’s board of directors in its sole discretion; and (b) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
697,417	244,649	22,735	0

Proposal 8. At the Annual Meeting, the proposal to approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to increase the number of shares of common stock issuable thereunder to 500,000 shares from 37,500 shares. The result of the votes were as follows:

For	Against	Abstain	Broker Non-Vote
286,513	68,703	174,985	434,600

Proposal 9. At the Annual Meeting, the proposal to adjourn the Annual Meeting if necessary or appropriate. The result of the votes were as follows::

For	Against	Abstain	Broker Non-Vote
569,795	198,989	196,017	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed and effective with the Delaware Secretary of State on August 8, 2024
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2024

Aditxt, Inc.

By:	/s/ Amro Albanna
Name:	Amro Albanna
Title:	Chief Executive Officer